SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 13, 2003



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



               Delaware                0-16375                 94-3018487
               ---------               --------                ----------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)

                              3146 Gold Camp Drive
                        Rancho Cordova, California 95670
                                 (916) 858-5100
          (Address and telephone number of principal executive offices)




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Item 7. Financial Statements and Exhibits.

         Exhibit No.         Exhibit Description
         -----------         -------------------

         99                  Press release announcing third quarter results

Item 9.  Regulation FD Disclosure.

     ThermoGenesis Corp. announced its results for the third quarter of fiscal year 2003 on the attached press release. The correct date of the Company conference call was May 14, 2003. For more information on accessing the call, see the attached press release. This information is being provided pursuant to
Item 12.




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THERMOGENESIS CORP.,
                                            a Delaware Corporation


Dated:  May 14, 2003                        /S/ RENEE RUECKER
                                            ------------------------------------
                                            Renee Ruecker,
                                            Chief Financial Officer